Supplement, dated March 6, 2009 to the
                       Prospectus, dated May 1, 2008, for
                           Tri-Continental Corporation
                               (the "Corporation")


The section entitled "DIVIDEND POLICY AND TAXES -- Distribution Policy" is deleted in its entirety, and the information under the sub-heading "DIVIDEND POLICY AND TAXES -- Distributions" is superseded and replaced with the following:

Distributions: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. In addition, substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.

For stockholder accounts established after June 1, 2007, unless the shareholder service agent is otherwise instructed by you, distributions on the Common Stock are paid in book shares of Common Stock which are entered in your Tri-Continental account as "book credits." You may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the shareholder service agent by the record date for a distribution. If you hold your shares of Common Stock through an intermediary (such as a broker), you should contact the intermediary to discuss your reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to you in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date. Distributions received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

Distributions described above are subject to applicable law and the Board's right to suspend, modify or terminate the distribution policy described above in the event the Board determines that such action would be in the best interests of the Corporation. In addition, distributions will be made only when, as and if authorized by the Board and declared by the Corporation and after paying dividends on the Preferred Stock and interest and required principal payments on borrowings, if any.